INVESTOR PRESENTATION 18th Annual ICR Conference January 2016

2 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward- looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income Before Taxes, Adjusted EBITDA and Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non- GAAP reconciliations.

3 DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. 1. Based preliminary data for Q4 2015 and full year 2015 ending on December 30, 2015 provided in Press Release dated January 11, 2016. 2. Cumulative growth calculated using high end of annual guidance range for 2015 as provided in Press Releases dated November 3, 2015 and January 11, 2016. 3. Cumulative growth calculated using 2014 data from Press Release dated February 18, 2015. 4. As provided in Press Releases dated November 3, 2015 and January 11, 2016. 5. Cumulative from 2011 to 2015, using high end of annual guidance range for 2015 as provided in Press Releases dated November 3, 2015 and January 11, 2016. 6. Preliminary data as of December 30, 2015, end of Fiscal 2015, including funding of $50 million accelerated share program. Consistently Growing Same-Store Sales circle5 System-wide same-store sales growth in 18 of last 19 quarters1 circle5 Highest annual same-store sales growth in over a decade1 Expanding Global Footprint circle5 366 new restaurants opened since 2009 (>20% of the system)1 circle5 40 international locations opened since 2009 (6 new countries)1 Growing Profitability with 90% Franchised Business circle5 19% Adjusted EBITDA* growth since 20102 circle5 18% Adjusted EPS* growth in 2014; 91% Adjusted EPS* growth since 20103 Strong Free Cash Flow* Generation circle5 Over $40M of Free Cash Flow* in 2015, after capital expenditures, cash interest and cash taxes4 circle5 Generated >$230M in Free Cash Flow* over the last 5 years5 Consistently Returning Cash to Shareholders circle5 Over $100M allocated to repurchase shares in 20156 circle5 $214M allocated to share repurchase program since November 20106

4 Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS Drive Profit Growth for All Stakeholders Grow the Global Franchise Consistently Operate Great Restaurants Deliver a Differentiated and Relevant Brand “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” OUR GUIDING PRINCIPLES

5 For unpretentious, loyal, hardworking people everywhere, Denny’s is always there for you. Our light is always on and our door is always open, welcoming you, and the people you care about, to come inside. Our friendly staff lets everyone forget about the small stuff, be themselves and focus on what’s important, while savoring a varied menu of classic, comforting American fare, at a fair price. DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Food Service Welcome to America’s Diner Atmosphere

6 MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVE-ABLE PRODUCTS More Than 50% of the Core Menu Items Changed or Improved Since 2013 Leading to Significant Improvement in Taste and Quality Scores

7 COMPELLING LIMITED TIME ONLY OFFERINGS FIVE MODULES IN 2015 HELPED DRIVE TRAFFIC WITH FEWER, HARDER WORKING PRODUCTS PROVIDING OPERATIONAL EFFICIENCIES

8 NEWEST LIMITED TIME ONLY OFFERING FURTHER LEVERAGES SKILLET PLATFORM UTILIZING FRESH INGREDIENTS AND BOLD FLAVORS Supreme Green Skillet Crazy Spicy Skillet Wild Salmon Skillet Mighty Meatlovers Skillet

9 “Crazy Spicy” Skillet Commercial https://youtu.be/UDCC1CmCtmI

10 “Super Mom Powers” Skillet Commercial https://youtu.be/aQybSDQu4Y0

11 Everyday Value Menu Helping to Drive Traffic circle5 High awareness as 1 in 5 guests say they visit Denny’s because of $2-4-6-8 Value Menu circle5 Utilize local and national media targeting popular products like $4 Everyday Value Slam circle5 Changed 50% of the menu in the past 18 months providing more percent margin friendly products circle5 Incidence rate has declined from over 20% to approximately 16% today, as guests trade into higher priced products

12 “So Much Win” Grand Slam Slugger Commercial https://youtu.be/74TzL4tF02g

13 “Late Night” Grand Slam Slugger Commercial https://youtu.be/AyQqqYdU69c

14 ENGAGING KEY CUSTOMER SEGMENTS THROUGH TRADITIONAL AND NEW MEDIA Boomers Families with Kids (under 12) Hispanic Millennials

15 The Grand Slams “Episode 14 - Sausagefest” Video https://youtu.be/8_J7MIju580?list=PLSDnZKOk5R3z6Ks_C5LDMW37VlzJN7HfP

16 32% System 79% Company >70% System ≈45% System ≈100% Company REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES THE HERITAGE IMAGE RESTAURANT End of 2015* By Year End 2016 By End of 2018 * Data as of December 30, 2015, the end of Fiscal 2015. Includes new openings and international restaurants.

17 HERITAGE IMAGE KEY TO REVITALIZING LEGACY BRAND L e g a c y D e n n y ’ s N e w D e n n y ’ s

18 circle5 Investments in training talent, tools and strategies driving improvements in guest satisfaction scores circle5 Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices circle5 Close collaboration with franchisees executing remodels, improving speed of service and growing margins circle5 High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) FOCUS ON OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT OVERALL SATISFACTION SCORES HIGHEST SINCE WE STARTED MEASURING

19 CONSISTENTLY GROWING SAME-STORE SALES (1.9%) 1.6% 0.5% 1.7% 2.5% 1.2% 0.5% 1.7% (0.6%) 0.6% 1.2% 0.9% 1.8% 1.9% 2.4% 4.7% 7.2% 7.3% 6.1% 2.9% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015* Denny’s System-Wide Same-Store Sales (Domestic)* Positive System-Wide Same-Store Sales in 18 of Last 19 Quarters Achieved Highest Annual Domestic Same-Store Sales Growth in Over a Decade * Preliminary data for Fourth Quarter and Full Year 2015 provided in Press Release dated January 11, 2016.

20 EXPANDING GLOBAL FOOTPRINT * Preliminary data for Fourth Quarter and Full Year 2015 provided in Press Release dated January 11, 2016. ** Excludes acquisitions, refranchising and relocations. Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 23 opened in 2011. Growth Initiatives Enabled More Than 360 New Restaurant Openings Since 2009 with 90% Opened by Franchisees 40 136 61 40 46 38 45 10 107 27 3 12 2 8 (20) 20 60 100 140 2009 2010 2011 2012 2013 2014 2015* New Restaurant Openings Net Restaurant Growth**

21 399 3 6 24 45 190 2781 35 11 4 4 2925 15 8 5 3 4 15 2 41 9 4 5 7 21 138 17 286 24 54 16 21 37 42 39 3 28 53 7 9 25 1 2 3 11 4 7 2 DOMESTIC EXPANSION OPPORTUNITY TOP 10 U.S. MARKETS* DMA UNITS Los Angeles 186 Phoenix 64 Houston 60 Sacramento/Stockton 52 Dallas/Ft. Worth 50 San Francisco/San Jose 44 Orlando 44 San Diego 41 Miami 37 Chicago 34 Nearly 1,600 Restaurants in the U.S.* with Strongest Presence in West Coast, Southwest, Texas and Florida * Data as of December 30, 2015, the end of Fiscal 2015.

22 GROWING NUMBER OF INTERNATIONAL LOCATIONS United States 1,599 Canada 70 Puerto Rico 12 New Zealand 7 Mexico 6 Costa Rica 3 Honduras 3 Dominican Republic 3 Guam 2 United Arab Emirates 2 El Salvador 1 Chile 1 Curaçao 1 International Presence of 111 Restaurants in 12 Countries and U.S. Territories has grown by 44% Since 2009* Santo Domingo Dubai Toronto Monterrey * Data as of December 30, 2015, the end of Fiscal 2015.

23 GROWING BASE OF NON-TRADITIONAL LOCATIONS Pilot Flying J Travel Center UNC Charlotte Leading Full-Service Brand in Travel Centers including New Partnership with Kwik Trip® Convenience Stores Non-Traditional Locations at Universities and Military Bases Kwik Trip Travel Center University of Alabama Birmingham

24 GROWING EARNINGS PER SHARE* Highly Franchised Business Provides Lower Risk with More Upside from Meaningful Base of High Volume Company Restaurants $19.5 $25.2 $29.2 $32.9 $0.20 $0.26 $0.31 $0.37 $0 $10 $20 $30 $40 $50 $0.00 $0.10 $0.20 $0.30 $0.40 2011 2012 2013 2014 Adju sted N et In co m e * ($ M illio n s) A d j u s t e d N e t I n c o m e * p e r S h a r e Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow.

25 STRONG FREE CASH FLOW* GENERATION * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share and Free Cash Flow. ** Cumulative from 2011 to 2015, using high end of annual guidance range for 2015 as provided in Press Releases dated November 3, 2015 and January 11, 2016. *** As provided in Press Releases dated November 3, 2015 and January 11, 2016. Over $230 Million in Free Cash Flow* Generated Over Last 5 Years** 2015 Investments include Accelerating Remodels and Franchised Acquisitions $17.0 $11.6 $9.1 $8.1 $1.1 $2.0 $2.8 $3.8 $16.1 $15.6 $20.8 $22.1 $81.8 $77.9 $76.9 $82.5 $47.6 $48.8 $44.2 $48.5 $0 $20 $40 $60 $80 $100 2011 2012 2013 2014 2015 Guidance*** $ M i l l i o n s Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Free Cash Flow* $86 to $88 $40 to $42 Expect 2015 Adjusted EBITDA* and Free Cash Flow* to be at High End of Guidance Ranges***

26 SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Cash to Shareholders 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2010 2011 2012 2013 2014 Q3 2015 $0 $100 $200 $300 $400 $500 $600 T o t a l D e b t / A d j u s t e d E B I T D A * Total D ebt *($ M illio n s) Total Debt* Total Debt / Adjusted EBITDA* 2x to 3x Total Debt to Adjusted EBITDA* Ratio Target * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow. Total Debt is Gross Debt including Capital Lease Obligations.

27 circle5 Over $100 million allocated to repurchase shares in 2015, including $50 million accelerated share repurchase program* circle5 $214 million allocated to repurchase shares since November 2010* circle5 $38 million remaining in share repurchase authorization program* CONSISTENTLY RETURNING CASH TO SHAREHOLDERS $3.9 $21.6 $22.2 $24.7 $36.0 $105.8 Q4 '10 2011 2012 2013 2014 2015* SHARE REPURCHASES ($ Millions) OVER $200 MILLION ALLOCATED TOWARDS SHARE REPURCHASES SINCE WE STARTED TO RETURN CASH TO SHAREHOLDERS IN 2010* * Preliminary data as of December 30, 2015, the end of Fiscal 2015, and includes the funding of a $50 million accelerated share repurchase program.

28 circle5 Consistently growing same-store sales through brand revitalization strategies to enhance food, service and atmosphere circle5 Expanding global footprint with traditional and non-traditional distribution points circle5 Growing profitability with 90% franchised business provides lower risk profile with upside from operating meaningful base of high volume restaurants circle5 Strong Free Cash Flow* generation supported by solid balance sheet with significant flexibility to support brand investments circle5 Consistently returning cash to shareholders through share repurchase program DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share) and Free Cash Flow.

APPENDIX

30 NON-GAAP FINANCIAL RECONCILIATIONS 1. Includes 53 operating weeks. 2. YTD through third quarter. 3. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. 4. Tax adjustments for YTD 2014 and YTD 2015 uses YTD effective tax rate of 33.2% and 34.0%, respectively. Tax adjustments for full year 2013 and 2014 use full year effective tax rate of 31.9% and 32.9%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. 5. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit. $ Millions 2005 2006 2007 20081 2009 2010 2011 2012 2013 20141 YTD 20142 YTD 20152 Net Income (loss) ($7.3) $28.5 $29.5 $12.7 $41.6 $22.7 $112.3 $22.3 $24.6 $32.7 $23.0 $27.2 Provision for Income Taxes3 1.2 16.3 6.7 3.5 1.4 1.4 (84.0) 12.8 11.5 16.0 11.5 14.0 Operating Gains, Losses and Other Charges, Net 3.1 (47.9) (31.1) (6.4) (14.5) (4.9) 2.1 0.5 7.1 1.3 1.0 1.7 Other Non-Operating Expense, Net (0.6) 8.0 0.7 9.2 (3.1) 5.3 2.6 7.9 1.1 (0.6) (0.5) 0.5 Share‐Based Compensation 7.8 7.6 4.8 4.1 4.7 2.8 4.2 3.5 4.9 5.8 3.0 5.5 Adjusted Income Before Taxes $4.2 $12.5 $10.5 $23.2 $30.0 $27.3 $37.3 $47.0 $49.2 $55.3 $38.1 $49.0 Interest Expense, Net 55.2 57.7 43.0 35.5 32.6 25.8 20.0 13.4 10.3 9.2 6.9 6.7 Depreciation and Amortization 56.1 55.3 49.3 39.8 32.3 29.6 28.0 22.3 21.5 21.2 15.7 15.8 Cash Payments for Restructuring Charges & Exit Cost (6.7) (5.1) (9.1) (9.1) (7.5) (7.0) (2.7) (3.8) (2.8) (2.0) (1.6) (1.2) Cash Payments for Share‐Based Compensation (1.2) (0.9) (0.9) (1.0) (2.4) (1.9) (0.8) (1.0) (1.2) (1.1) (1.1) (3.4) Adjusted EBITDA $107.6 $119.5 $92.9 $88.4 $85.0 $73.8 $81.8 $77.9 $76.9 $82.5 $58.0 $66.8 Adjusted EBITDA Margin % 11.0% 12.0% 9.9% 11.6% 14.0% 13.5% 15.2% 16.0% 16.6% 17.5% 16.9% 18.2% Cash Interest Expense (48.2) (50.9) (38.5) (31.6) (29.3) (23.1) (17.0) (11.6) (9.1) (8.1) (6.1) (6.0) Cash Taxes (1.3) (1.3) (2.3) (1.1) (0.6) (0.9) (1.1) (2.0) (2.8) (3.8) (3.1) (4.9) Capital Expenditures (47.2) (33.1) (33.1) (27.9) (18.4) (27.4) (16.1) (15.6) (20.8) (22.1) (17.9) (20.8) Free Cash Flow $11.0 $34.3 $19.0 $27.9 $36.7 $22.4 $47.6 $48.8 $44.2 $48.5 $31.0 $35.2 Net Income (loss) $112.3 $22.3 $24.6 $32.7 $23.0 $27.2 Gains on Sales of Assets and Other, Net (3.2) (7.1) (0.1) (0.1) (0.1) (0.0) Impairment Charges 4.1 3.7 5.7 0.4 0.3 0.7 Early Extinguishment of Debt 1.4 7.9 1.2 0.0 0.0 0.3 Tax Effect of Adjustments4 (0.8) (1.6) (2.2) (0.1) (0.1) (0.3) Adjusted Provision for Income Taxes5 (94.3) Adjusted Net Income $19.5 $25.2 $29.3 $32.9 $23.2 $27.8 Adjusted Net Income Per Share $0.20 $0.26 $0.31 $0.37 $0.26 $0.32